SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):

January 25, 2008

HYDROGEN POWER, INC.

(Exact name of registrant as specified in charter)

Delaware	0-12374	84-0905189
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

201 ELLIOTT AVENUE, SUITE 400

SEATTLE, WASHINGTON 98119

 (Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (206) 223-0506

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03   Bankruptcy or Receivership

On January 25, 2008, the Superior Court of Washington in and for King County, in case No. 08-2-02989-1 SEA, appointed Diana K. Carey as general receiver of Hydrogen Power, Inc. (“HPI”) with respect to the HPI’s assets. The appointment of a receiver was made based pursuant to a Plaintiffs’ Motion for Appointment of a Receiver in connection with an action filed by FastFunds Financial Corporation, Daniel Bishop, Barbara M. Schaper, HP Services LLC, VP Development Corporation, and Gulfstream Financial Partners, LLC (collectively, the “Plaintiffs”) against Dilbagh Singh Gujral, Ricky Gurdish Gujral, Virendra Chaudhary, Gurinder Dilawari, Global Hydrofuels Technology, Inc. and Hydrogen Power, Inc. (collectively, the “Defendants”). The action was previously disclosed in the Form 8-K filed on January 23, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN POWER, INC.
Date: January 25, 2008	By: /s/ Diana K. Carey _____________________________________ Diana K. Carey, Receiver

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